UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

September 30, 2012

Oppenheimer Rochester Intermediate Term Municipal Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Hospital/Healthcare	19.7%
General Obligation	9.5
Municipal Leases	8.6
Higher Education	7.2
Water Utilities	6.9
Tax Increment Financing (TIF)	6.2
Electric Utilities	4.2
Sales Tax Revenue	4.2
Tobacco-Master Settlement Agreement	3.3
Special Tax	3.2

Portfolio holdings are subject to change. Percentages are as of September 28, 2012, the last business day of the Fund’s fiscal year, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	1.3%
AA	28.9
A	46.8
BBB	18.5
Unrated	4.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 28, 2012, the last business day of the Fund’s fiscal year, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 28, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1

Management’s Discussion of Fund Performance. In the reporting period ended September 28, 2012, Oppenheimer Rochester Intermediate Term Municipal Fund benefited from a rally in the municipal market and produced an annual total return of 7.27% at net asset value (4.86% with sales charge).

The charts on pages 13 to 15 show the Fund’s performance. We encourage investors to remain focused on their personal financial objectives, and we believe that this Fund’s investments offer structural advantages that can help shareholders achieve their investment goals over the long term.

As of September 28, 2012, the Fund was invested in the hospital/healthcare sector, representing 19.7% of the Fund’s total assets and comprising the Fund’s largest industry sector. Our holdings in this sector consist of investment-grade securities. The sector remained in the news this reporting period as politicians, lobbyists, activists and others continued to argue about the constitutionality of the Affordable Care Act of 2010. On June 28, 2012, the Supreme Court upheld the “individual mandate,” which was considered the most controversial element of the Act. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation. The results of the presidential election will likely hold the key to the legislation’s future.2 We continue to maintain that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/healthcare sector contributed favorably to the Fund’s total return this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 14.0% of total assets at the end of this reporting period. This set of holdings as of September 28, 2012 included water utilities, with 6.9% of the Fund’s total assets, electric utilities with 4.2% and sewer utilities with 2.9%. Our holdings in this sector generally consist of securities in the mid-range of the credit spectrum. The overall fundamentals in these sectors remained stable this reporting period, contributing positively to the Fund’s performance.

General obligation debt backed by the full faith and taxing authority of the state and local governments represented 9.5% of the Fund’s total assets as of September 28, 2012, and also made a positive contribution to Fund performance. While many municipalities

1. September 28, 2012, was the last business day of the Fund’s 2012 fiscal year.

2. Since Election Day, which occurred after the end of this reporting period, the expectation is that there will be no further challenges to the Affordable Care Act.

10	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds

The Fund had invested 8.6% of total assets in the municipal leases sector at the end of this reporting period, and the sector contributed positively to the Fund’s total return. As state and local governments seek new ways to improve near-term cash flow, many have turned to leasing out assets. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

The Fund continued to favor the higher education sector this reporting period, which represented 7.2% of the Fund’s total assets and contributed positively to its total return. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income, with what we believe to be far less credit risk than their external ratings would suggest.

Tax increment financing (TIF) bonds constituted 6.2% of the Fund’s total assets on September 28, 2012, and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 6.2% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings come from many different sectors, including water, sewer and electric utilities, sales tax revenue and municipal leases sectors, as well as general obligation debt.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño.3 This discipline has helped Puerto Rico significantly reduce pressure on its municipal bonds. The administration proposed another deficit budget for the fiscal year that began July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years.

Bond issuance remained strong this reporting period, despite concerns over credit quality. The ratings agencies have also raised concerns about the potential for Puerto Rico’s fiscal environment to delay structurally balanced budgets in the near future. During this reporting period, both S&P and Moody’s revised their outlooks on general obligation debt issued by the Commonwealth. As of September 28, 2012, Puerto Rico general obligation debt had investment-grade ratings from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings; the outlook from Fitch was stable, while S&P and Moody’s held negative outlooks. While Puerto Rico still faces challenges related to its economic difficulties, we continue to remain confident in the Commonwealth’s ability to collect

3. On November 6, 2012, Gov. Fortuño lost the election to Alejandro Garcia Padilla.

11	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

taxes and make its bond payments. The Fund’s Puerto Rico holdings contributed positively to the Fund’s total return this reporting period.

This Fund, which invests primarily in investment-grade municipal securities, may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 28, 2012. Performance is measured from the inception date of all Classes on December 6, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index that tracks the performance investment-grade municipal bonds with maturities between six and eight years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.

12	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 9/28/121

1-Year  4.86%      Since Inception (12/6/10)  5.40%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.

1. September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.

13	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 9/28/121

1-Year  5.44%      Since Inception (12/6/10)  5.81%

14	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 9/28/121

1-Year  7.50%      Since Inception (12/6/10)  6.93%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.

1. September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.

15	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester® Intermediate Term Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 2.25%. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%.

Class C shares of the Fund were first publicly offered on 12/6/10. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/6/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

16	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
Class A	$1,000.00	$1,036.50	$4.95
Class C	1,000.00	1,032.50	8.88
Class Y	1,000.00	1,037.60	3.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.88	4.92
Class C	1,000.00	1,016.02	8.84
Class Y	1,000.00	1,020.97	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 28, 2012 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.76
Class Y	0.76

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FUND EXPENSES

STATEMENT OF INVESTMENTS    September 28, 2012*

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Municipal Bonds and Notes—100.1%
Alabama—1.7%
$150,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250%	02/01/2013	02/01/2013		$151,230
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2014	A	102,063
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2014	A	15,309
30,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2014	A	30,619
235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	01/01/2014	A	239,848
210,000	Jefferson County, AL Sewer[1]	5.250	02/01/2014	02/01/2013	A	211,995
						751,064
Arizona—4.5%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	57,650
500,000	Glendale, AZ Western Loop Public Facilities[1]	7.000	07/01/2033	01/01/2014	A	535,410
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	274,793
140,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	11/27/2017	B	171,457
175,000	Phoenix, AZ IDA Government Office Lease (Capital Mall)	5.250	09/15/2016	10/28/2012	A	175,604
250,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	A	266,890
490,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	01/01/2013	A	494,488
						1,976,292
Arkansas—0.2%
70,000	University of Arkansas (Fayetteville)	5.250	11/01/2017	10/28/2012	A	70,274
California—24.9%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,061
25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)[1]	5.000	04/01/2022	04/01/2016	A	28,960
45,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	12/01/2012	A	44,996
45,000	CA Dept. of Transportation COP[1]	5.250	03/01/2016	10/28/2012	A	45,185
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	486,595
75,000	CA GO1	5.000	09/01/2019	09/01/2016	A	86,933
5,000	CA GO1	6.000	08/01/2020	02/01/2013	A	5,095

19	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
California Continued
$410,000	CA GO1	6.500%	04/01/2033	04/01/2019	A	$512,553
200,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2021	10/28/2012	A	200,246
500,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	536,145
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	576,980
65,000	CA Health Facilities Financing Authority (CHW/CMF Obligated Group)[1]	5.125	07/01/2022	09/20/2014	A	70,673
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	06/01/2014	A	133,465
90,000	CA Public Works (California State University)[1]	5.400	12/01/2016	10/28/2012	A	90,354
50,000	CA Public Works (California State University)	5.500	09/01/2015	10/28/2012	A	50,201
250,000	CA Public Works (Dept. of General Services)[1]	5.250	12/01/2019	12/01/2012	A	252,000
125,000	CA Public Works (Dept. of Mental Health)[1]	5.500	06/01/2020	06/01/2014	A	134,006
35,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	10/28/2012	A	35,144
50,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	10/28/2012	A	50,206
50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	10/28/2012	A	50,195
25,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.250	10/01/2022	10/28/2012	A	25,281
25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	A	28,280
10,000	Corona, CA COP	5.500	08/01/2015	10/28/2012	A	10,038
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	114,615
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2024	09/01/2022	A	566,225
20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.000	09/01/2019	03/01/2013	A	20,753
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	12/01/2014	A	53,664
500,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	566,575
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	10/28/2012	A	25,073
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	276,893
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	117,640
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2014	A	193,730
100,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2004-1	5.100	09/01/2017	03/01/2013	A	103,756

20	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
California Continued
$ 500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000%	09/01/2028	09/01/2022	A	$526,365
70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2021	10/01/2016	A	72,380
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor)[1]	5.000	10/01/2022	10/01/2016	A	102,589
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		111,023
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	03/02/2013	A	413,648
500,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2027	11/01/2022	A	553,335
105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	A	111,578
50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	10/28/2012	A	50,087
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		168,456
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		225,694
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		50,781
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		276,563
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		393,659
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	08/01/2028	08/01/2022	A	302,885
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2021	02/15/2017	A	225,034
25,000	San Juan, CA Unified School District[1]	5.000	08/01/2020	08/01/2015	A	27,732
85,000	San Mateo, CA (Library Improvement)	5.625	08/01/2030	10/28/2012	A	85,351
200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	12/01/2012	A	201,492
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[2]	5.000	11/15/2022	11/15/2022		577,585
50,000	Saugus, CA Union School District Community Facilities District No. 2006	6.250	09/01/2027	03/01/2013	A	51,798
500,000	South Gate, CA Utility Authority[1]	5.250	10/01/2026	10/01/2022	A	575,850
250,000	Vernon, CA Electric System[1]	5.125	08/01/2021	08/01/2019	A	279,188
						10,886,589
Colorado—1.7%
25,000	Cordillera, CO Eagle County Metropolitan District[1]	5.000	12/01/2019	12/01/2012	A	25,111
370,000	Denver, CO City & County Airport	5.000	11/15/2025	10/28/2012	A	371,217

21	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Colorado Continued
$255,000	Foothills, CO Park & Recreation District Building Authority COP[1]	5.000%	12/01/2022	12/01/2012	A	$256,043
100,000	Montrose County, CO Memorial Hospital[1]	5.250	12/01/2017	10/28/2012	A	100,251
						752,622
District of Columbia—0.2%
100,000	District of Columbia Ballpark[1]	5.000	02/01/2022	02/01/2016	A	106,042
Florida—8.0%
95,000	Dade County, FL GO (Seaport)[1]	5.500	10/01/2026	10/28/2012	A	95,362
500,000	FL Citizens Property Insurance Corp.[1]	5.000	06/01/2022	06/01/2022		583,505
75,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	A	78,121
260,000	FL Municipal Loan Council[1]	5.375	08/01/2017	10/28/2012	A	263,354
35,000	FL Municipal Loan Council[1]	5.375	11/01/2025	10/28/2012	A	35,079
50,000	FL State Board of Education[1]	5.250	01/01/2020	01/01/2013	A	51,131
10,000	Hillsborough County, FL IDA (H. Lee Moffitt Cancer & Research Institute)[1]	5.500	07/01/2032	10/28/2012	A	10,014
250,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.000	10/01/2018	10/01/2013	A	260,313
275,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.250	10/01/2028	10/01/2013	A	279,576
25,000	Jacksonville, FL Capital Improvement (Gator Bowl)	5.250	10/01/2017	10/28/2012	A	25,094
35,000	Martin County, FL Health Facilities Authority (Martin Memorial Medical Center)[1]	5.250	11/15/2017	10/28/2012	A	35,072
265,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.750	10/01/2024	10/28/2012	A	265,978
40,000	Miami-Dade County, FL IDA (BAC Funding Corp.)[1]	5.375	10/01/2030	10/28/2012	A	40,139
70,000	Miami-Dade County, FL Stormwater Utility	5.000	04/01/2024	10/28/2012	A	70,215
100,000	Miami-Dade County, FL Water & Sewer	5.000	10/01/2029	10/28/2012	A	100,313
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	565,530
10,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2013	10/28/2012	A	10,034
30,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2023	10/28/2012	A	30,062
50,000	St. Johns County, FL IDA (World Golf Foundation)[1]	5.500	03/01/2017	10/24/2012	A	50,128
55,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	10/28/2012	A	55,257
500,000	Tampa, FL Health System (Baycare Health System)[1]	5.000	11/15/2026	05/15/2022	A	585,185
						3,489,462

22	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Georgia—4.3%
$500,000	Atlanta, GA Devel. Authority (Tuff ATDC)[1]	5.375%	07/01/2032	10/28/2012	A	$500,785
50,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	10/28/2012	A	51,051
50,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2023	10/28/2012	A	50,127
170,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2029	10/28/2012	A	170,367
500,000	Atlanta, GA Water & Wastewater Authority[1]	5.250	11/01/2034	11/01/2019	A	573,950
25,000	Fulton County, GA Devel. Authority (Tuff Morehouse)[1]	5.000	02/01/2027	10/28/2012	A	25,083
500,000	Randolph County, GA GO1	5.000	04/01/2030	04/01/2022	A	531,695
						1,903,058
Illinois—5.8%
20,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	10/28/2012	A	20,035
100,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2022	10/28/2012	A	100,354
60,000	Chicago, IL Midway Airport, Series B1	5.375	01/01/2016	10/28/2012	A	60,231
100,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	10/28/2012	A	100,961
35,000	Cook County, IL GO1	5.000	11/15/2025	11/15/2012	A	35,211
20,000	Cook County, IL GO1	5.250	11/15/2020	11/15/2012	A	20,129
150,000	Cook County, IL GO1	5.250	11/15/2021	11/15/2012	A	150,968
175,000	Franklin Park, IL GO1	6.250	07/01/2030	07/01/2021	A	208,980
65,000	Freeport, IL GO1	5.375	01/01/2018	01/01/2013	A	65,666
250,000	IL COP[1]	5.800	07/01/2017	10/28/2012	A	250,353
425,000	IL Devel. Finance Authority (Provena Health)[1]	5.125	05/15/2023	10/28/2012	A	426,726
175,000	IL Devel. Finance Authority (Provena Health)[1]	5.250	05/15/2018	10/28/2012	A	175,730
30,000	IL Devel. Finance Authority (Provena Health)[1]	5.500	05/15/2021	10/28/2012	A	30,131
150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)[1]	5.250	01/01/2022	04/14/2018	A	169,862
15,000	IL Finance Authority (CF/TCFH/CaHC/CaRC Obligated Group)[1]	5.250	02/15/2019	02/15/2014	A	15,568
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000	11/15/2029	05/15/2019	A	182,354
100,000	IL GO1	5.000	06/01/2020	06/01/2013	A	102,548
250,000	IL GO1	5.000	08/01/2023	08/01/2023		288,068
30,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	01/01/2013	A	30,322
35,000	IL Sales Tax[1]	5.375	06/15/2015	10/28/2012	A	35,143

23	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Illinois Continued
$ 20,000	IL Sales Tax[1]	5.500%	06/15/2015	10/28/2012	A	$20,084
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000	01/01/2019	01/01/2018	A	40,452
						2,529,876
Indiana—0.2%
80,000	Delaware County, IN Redevel. District	6.875	02/01/2018	10/28/2012	A	80,216
Kentucky—0.8%
100,000	Jefferson County, KY Health Facilities (Alliant Health)[1]	5.125	10/01/2017	10/28/2012	A	100,331
50,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	10/28/2012	A	50,084
175,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)[1]	6.050	10/01/2019	10/01/2013	A	183,029
						333,444
Louisiana—1.0%
235,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.500	07/15/2018	10/28/2012	A	235,458
25,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2018	10/28/2012	A	25,064
160,000	Sabine River, LA Authority Pollution Control (International Paper Company)[1]	6.200	02/01/2025	10/28/2012	A	161,378
						421,900
Maine—0.0%
5,000	ME H&HEFA, Series A1	5.000	07/01/2019	10/28/2012	A	5,012
Maryland—1.4%
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	09/01/2030	03/01/2021	A	282,725
325,000	MD H&HEFA (Hebrew Home of Greater Washington/Landow House Obligated Group)[1]	5.800	01/01/2032	10/28/2012	A	330,525
						613,250
Massachusetts—0.9%
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	289,395
125,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	10/27/2012	A	125,260
						414,655
Michigan—4.0%
100,000	Detroit, MI GO	5.375	04/01/2015	04/01/2015		98,849
500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2017	A	540,980
500,000	Detroit, MI Water Supply System[1]	6.500	07/01/2015	07/01/2015		542,400
50,000	Detroit, MI Wayne County Stadium Authority[1]	5.500	02/01/2017	11/01/2012	A	50,231

24	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Michigan Continued
$250,000	MI Finance Authority (School District)[1]	5.000%	06/01/2020	06/01/2020		$285,698
20,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	10/28/2012	A	20,046
15,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	10/28/2012	A	15,039
175,000	MI Strategic Fund Limited Obligation (NSF International)[1]	5.125	08/01/2019	08/01/2013	A	178,252
						1,731,495
Minnesota—1.3%
500,000	MN Tobacco Securitization Authority[1]	5.250	03/01/2025	03/01/2022	A	577,055
Mississippi—0.8%
10,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	10/28/2012	A	10,029
335,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	10/28/2012	A	336,039
						346,068
Missouri—2.0%
500,000	MO Devel. Finance Board (Independence Missouri Centerpoint)[1]	5.125	04/01/2021	04/01/2013	A	505,695
75,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2020	01/01/2013	A	75,917
35,000	MO Environmental Improvement & Energy Resources Authority	5.750	01/01/2016	10/28/2012	A	35,159
10,000	MO Environmental Improvement & Energy Resources Authority	5.900	01/01/2019	10/28/2012	A	10,046
30,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	10/28/2012	A	31,435
25,000	MO H&EFA (FHS)[1]	5.500	02/15/2024	10/28/2012	A	25,057
50,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/28/2012	A	50,191
100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)[1]	5.000	06/01/2027	10/28/2012	A	100,340
35,000	Springfield, MO Public Building Corp.[1]	5.000	06/01/2017	10/28/2012	A	35,120
						868,960
Nevada—0.5%
200,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.000	06/01/2021	10/28/2012	A	200,344
New Hampshire—1.1%
25,000	NH Business Finance Authority (Public Service Company of NH)[1]	5.450	05/01/2021	10/28/2012	A	25,360
250,000	NH H&EFA (Catholic Medical Center)[1]	5.750	07/01/2022	10/28/2012	A	253,215
100,000	NH H&EFA (MHMH/DHC/CVH Obligated Group)	5.500	08/01/2027	10/28/2012	A	100,345
115,000	NH HE&HFA (Cheshire Medical Center)[1]	5.125	07/01/2018	10/28/2012	A	115,269
						494,189

25	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
New Jersey—1.0%
$ 50,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.750%	06/01/2017	10/28/2012	A	$50,139
75,000	NJ Health Care Facilities Financing Authority (Newton Memorial Hospital)[1]	5.000	07/01/2026	10/28/2012	A	75,134
250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	A	294,903
						420,176
New York—1.8%
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	A	118,611
150,000	NYC GO1	5.250	09/01/2022	09/01/2018	A	183,921
250,000	NYC IDA (New York Institute of Technology)[1]	5.250	03/01/2018	03/01/2013	A	252,845
10,000	NYS HFA (Hospital & Nursing Home)[1]	5.150	11/01/2016	10/28/2012	A	10,044
10,000	NYS Municipal Bond Bank Agency (Buffalo)[1]	5.000	05/15/2016	10/28/2012	A	10,049
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	219,416
						794,886
North Carolina—1.9%
500,000	NC Medical Care Commission (Vidant Health/Pitt County Memorial Hospital Obligated Group)[1]	5.000	06/01/2027	06/01/2022	A	568,160
250,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.250	01/01/2016	01/01/2013	A	253,223
						821,383
Ohio—1.3%
200,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	A	226,194
30,000	Portsmouth, OH	5.200	09/01/2014	10/28/2012	A	30,094
250,000	Riversouth, OH Authority (Riversouth Area Redevel.)[1]	5.000	12/01/2024	12/01/2022	A	301,320
						557,608
Oklahoma—0.5%
85,000	McAlester, OK Public Works Authority[1]	5.750	02/01/2020	02/01/2013	A	88,091
125,000	OK Devel. Finance Authority (Oklahoma Council Law Enforcement)[1]	5.100	06/01/2027	10/28/2012	A	125,391
						213,482
Oregon—1.7%
20,000	OR Alternate Energy[1]	5.000	01/01/2028	10/28/2012	A	20,028
60,000	OR GO (Elderly & Disabled Hsg.)[1]	5.150	08/01/2030	10/28/2012	A	60,085
500,000	OR Health & Science University[1]	5.000	07/01/2023	07/01/2022	A	612,480
50,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)[1]	5.000	11/15/2026	11/15/2012	A	50,126

26	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
Oregon Continued
$ 20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series M1	5.050%	07/01/2023	10/28/2012	A	$20,034
						762,753
Pennsylvania—3.2%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		51,043
200,000	Delaware River Port Authority PA/NJ1	5.625	01/01/2026	10/28/2012	A	200,476
500,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	07/01/2022	A	565,275
500,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	589,855
						1,406,649
Rhode Island—1.9%
100,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	10/28/2012	A	100,218
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	574,200
50,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	10/28/2012	A	50,116
35,000	RI Clean Water Protection Finance Agency[1]	5.125	10/01/2019	04/01/2013	A	35,832
50,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)[1]	5.500	05/15/2016	10/28/2012	A	50,155
						810,521
South Carolina—1.4%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	A	586,215
25,000	SC Jobs EDA (Bon Secours)[1]	5.625	11/15/2030	11/15/2012	A	25,145
						611,360
South Dakota—2.0%
865,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500	06/01/2032	10/28/2012	A	890,950
Tennessee—0.9%
65,000	Lafollette, TN Electric System[1]	4.900	03/01/2019	10/28/2012	A	65,167
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		339,552
						404,719
Texas—4.2%
150,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	166,634
50,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	54,836
35,000	Benbrook, TX Water & Sewer Authority[1]	5.000	12/01/2025	12/01/2012	A	35,107
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	A	78,029

27	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity** (Unaudited)		Value
Texas Continued
$ 10,000	Cisco, TX Junior College District[1]	5.250%		07/01/2026	10/28/2012	A	$10,021
50,000	Gonzales, TX Healthcare System[1]	5.350		08/15/2015	10/28/2012	A	50,211
100,000	Harris County, TX Toll Road[1]	5.000		08/15/2030	10/28/2012	A	100,331
25,000	Harris County, TX Water Control & Improvement District No. 96[1]	5.000		09/01/2027	09/01/2013	A	26,106
95,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2025	10/28/2012	A	95,041
60,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2028	10/28/2012	A	60,024
300,000	Harris County-Houston, TX Sports Authority[1]	5.750		11/15/2019	10/28/2012	A	300,411
50,000	Harris County-Houston, TX Sports Authority[1]	5.750		11/15/2020	10/28/2012	A	50,069
50,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250		08/15/2021	05/17/2016	A	54,422
20,000	Port Houston, TX Authority[1]	5.000		10/01/2027	10/28/2012	A	20,068
100,000	St. George Place, TX Redevel. Authority[1]	5.350		09/01/2018	10/28/2012	A	100,255
55,000	TX GO	5.250		08/01/2035	10/28/2012	A	55,000
30,000	TX Lower Colorado River Authority[1]	5.000		05/15/2021	10/28/2012	A	30,345
15,000	TX Lower Colorado River Authority[1]	5.000		05/15/2026	10/28/2012	A	15,219
5,000	TX Lower Colorado River Authority[1]	5.875		05/15/2016	10/28/2012	A	5,022
220,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625		12/15/2017	10/01/2015	B	248,956
100,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	08/04/2023	B	123,007
150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500		05/01/2018	05/01/2018		167,126
							1,846,240
U.S. Possessions—6.2%
250,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.500		07/01/2028	07/01/2022	A	271,920
250,000	Puerto Rico Commonwealth GO1	3.323	[3]	07/01/2020	07/01/2020		250,975
50,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	07/01/2018	A	52,488
340,000	Puerto Rico Commonwealth GO1	5.500		07/01/2027	07/01/2022	A	363,402
500,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	07/01/2020	A	531,360
45,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2019	07/01/2013	A	46,740
395,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	10/28/2012	A	395,292
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.500		07/01/2017	10/28/2012	A	70,211
170,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2017	07/01/2017		185,183

28	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity** (Unaudited)		Value
U.S. Possessions Continued
$100,000	Puerto Rico Public Buildings Authority[1]	5.250%	07/01/2023	07/01/2022	A	$106,842
390,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	08/01/2019	A	432,569
						2,706,982
Vermont—2.7%
250,000	Burlington, VT GO2	5.000	11/01/2021	11/01/2021		279,310
250,000	Burlington, VT GO2	5.000	11/01/2027	11/01/2022	A	269,893
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)[1]	5.000	11/01/2028	11/01/2022	A	618,160
						1,167,363
Washington—0.3%
45,000	University Place, WA1	5.000	12/01/2021	10/28/2012	A	45,114
100,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.375	12/01/2014	12/01/2012	A	100,422
						145,536
Wisconsin—3.8%
500,000	WI H&EFA (Marshfield Clinic)[1]	5.000	02/15/2028	02/15/2022	A	550,475
20,000	WI H&EFA (SJCHWB/SH/WBC Obligated Group)[1]	6.000	11/15/2032	08/01/2013	A	20,968
555,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.125	08/15/2030	08/15/2016	A	578,937
250,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.125	08/15/2033	08/15/2013	A	252,605
250,000	WI H&EFA (WMA/MHCC/MVS Obligated Group)[1]	5.600	08/15/2023	08/15/2013	A	254,425
						1,657,410
Total Investments, at Value (Cost $42,453,666)—100.1%						43,769,885
Liabilities in Excess of Other Assets—(0.1)						(52,883)

Net Assets—100.0%						$43,717,002

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

**Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

   A. Optional call date; corresponds to the most conservative yield calculation.

   B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

29	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
ATDC	Advanced Technology Development Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
CF	Carle Foundation
CHCW	Catholic Healthcare West
CHW	Catholic Healthcare West
CMF	CHW Medical Foundation
COP	Certificates of Participation
CVH	Central Vermont Hospital
CaHC	Carle Health Care
CaRC	Carle Retirement Centers
DHC	Dartmouth-Hitchcock Clinic
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
FHS	Freeman Health System
GO	General Obligation
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority

HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
JFK	John Fitzgerald Kennedy
L.I.	Long Island
MHCC	Masonic Health Care Center
MHMH	Mary Hitchcock Memorial Hospital
MVS	Masonic Village on the Square
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PA/NJ	Pennsylvania/New Jersey
RIH	Rhode Island Hospital
SH	Synergyhealth
SJCHWB	St. Joseph’s Community Hospital of West Bend
TASC	Tobacco Settlement Asset-Backed Bonds
TCFH	The Carle Foundation Hospital
TMH	The Miriam Hospital
WBC	West Bend Clinic
WMA	Wisconsin Masonic Home

See accompanying Notes to Financial Statements.

30	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value (cost $42,453,666)—see accompanying statement of investments	$43,769,885
Cash	445,727
Receivables and other assets:
Investments sold	710,000
Interest	627,557
Shares of beneficial interest sold	332,532
Other	4,996
Total assets	45,890,697
Liabilities
Payables and other liabilities:
Investments purchased (including $1,116,964 purchased on a when-issued or delayed delivery basis)	1,456,700
Payable on borrowings (See Note 6)	500,000
Shares of beneficial interest redeemed	152,203
Dividends	17,541
Shareholder communications	8,904
Distribution and service plan fees	8,263
Transfer and shareholder servicing agent fees	1,806
Trustees’ compensation	155
Interest expense on borrowings	94
Other	28,029
Total liabilities	2,173,695
Net Assets	$43,717,002
Composition of Net Assets
Par value of shares of beneficial interest	$3,365
Additional paid-in capital	42,377,110
Accumulated net investment income	20,732
Accumulated net realized loss on investments	(424)
Net unrealized appreciation on investments	1,316,219
Net Assets	$43,717,002

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

31	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $31,833,007 and 2,449,415 shares of beneficial interest outstanding)	$13.00
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$13.30
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,905,445 and 763,006 shares of beneficial interest outstanding)	$12.98
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,978,550 and 152,178 shares of beneficial interest outstanding)	$13.00

See accompanying Notes to Financial Statements.

32	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Investment Income
Interest	$1,073,068
Expenses
Management fees	166,283
Distribution and service plan fees:
Class A	41,456
Class C	47,371
Transfer and shareholder servicing agent fees:
Class A	8,825
Class C	4,429
Class Y	745
Shareholder communications:
Class A	21,861
Class C	9,914
Class Y	1,300
Legal, auditing and other professional fees	49,720
Borrowing fees	6,376
Administration service fees	1,500
Interest expense on borrowings	713
Custodian fees and expenses	360
Trustees’ compensation	261
Other	7,927
Total expenses	369,041
Less waivers and reimbursements of expenses	(63,120)
Net expenses	305,921
Net Investment Income	767,147
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(424)
Net change in unrealized appreciation/depreciation on investments	1,111,603
Net Increase in Net Assets Resulting from Operations	$1,878,326

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

33	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011[2]
Operations
Net investment income	$767,147	$214,133
Net realized gain (loss)	(424)	27,218
Net change in unrealized appreciation/depreciation	1,111,603	204,616
Net increase in net assets resulting from operations	1,878,326	445,967
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(661,538)	(155,674)
Class C	(104,132)	(6,881)
Class Y	(32,742)	(3,638)
	(798,412)	(166,193)
Distributions from net realized gain:
Class A	(21,652)	—
Class C	(2,836)	—
Class Y	(411)	—
	(24,899)	—
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	18,863,196	11,780,097
Class C	8,722,179	985,223
Class Y	1,698,311	231,207
	29,283,686	12,996,527
Net Assets
Total increase	30,338,701	13,276,301
Beginning of period	13,378,301	102,000 [3]
End of period (including accumulated net investment income of $20,732 and $52,128, respectively)	$43,717,002	$13,378,301

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Reflects the value of the Manager’s initial seed money invested on November 17, 2010.

See accompanying Notes to Financial Statements.

34	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.51	$12.17
Income (loss) from investment operations:
Net investment income[3]	.37	.33
Net realized and unrealized gain	.53	.26
Total from investment operations	.90	.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.25)
Distributions from net realized gain	(.02)	—
Total dividends and/or distributions to shareholders	(.41)	(.25)
Net asset value, end of period	$13.00	$12.51
Total Return, at Net Asset Value[4]	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,833	$12,132
Average net assets (in thousands)	$21,991	$ 7,370
Ratios to average net assets:[5]
Net investment income	2.90%	3.32%
Expenses excluding interest and fees from borrowings	1.14%	1.46%
Interest and fees from borrowings	0.03%	0.01%
Total expenses	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.96%
Portfolio turnover rate	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

35	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.49	$12.17
Income (loss) from investment operations:
Net investment income[3]	.26	.26
Net realized and unrealized gain	.54	.23
Total from investment operations	.80	.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.17)
Distributions from net realized gain	(.02)	—
Total dividends and/or distributions to shareholders	(.31)	(.17)
Net asset value, end of period	$12.98	$12.49
Total Return, at Net Asset Value[4]	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,905	$1,005
Average net assets (in thousands)	$4,762	$ 418
Ratios to average net assets:[5]
Net investment income	2.06%	2.61%
Expenses excluding interest and fees from borrowings	2.10%	3.74%
Interest and fees from borrowings	0.03%	0.01%
Total expenses	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.74%
Portfolio turnover rate	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class Y	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.51	$12.17
Income (loss) from investment operations:
Net investment income[3]	.39	.37
Net realized and unrealized gain	.54	.23
Total from investment operations	.93	.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.26)
Distributions from net realized gain	(.02)	—
Total dividends and/or distributions to shareholders	(.44)	(.26)
Net asset value, end of period	$13.00	$12.51
Total Return, at Net Asset Value[4]	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,979	$241
Average net assets (in thousands)	$1,033	$149
Ratios to average net assets:[5]
Net investment income	3.02%	3.65%
Expenses excluding interest and fees from borrowings	0.99%	2.78%
Interest and fees from borrowings	0.03%	0.01%
Total expenses	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.74%
Portfolio turnover rate	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

37	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

38	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,116,964

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$38,325	$—	$423	$1,316,219

1. As of September 28, 2012, the Fund had $423 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

39	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Expiring
No expiration	$423

2. During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$131	$131

The tax character of distributions paid during the year ended September 30, 2012 and the period ended September 30, 2011 was as follows:

	Year Ended September 30, 2012	Period Ended September 30, 2011
Distributions paid from:
Exempt-interest dividends	$798,539	$166,193
Ordinary income	24,772	—

Total	$823,311	$166,193

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$42,453,666

Gross unrealized appreciation	$1,339,914
Gross unrealized depreciation	(23,695)

Net unrealized appreciation	$1,316,219

40	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

41	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

42	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

43	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$751,064	$—	$751,064
Arizona	—	1,976,292	—	1,976,292
Arkansas	—	70,274	—	70,274
California	—	10,886,589	—	10,886,589
Colorado	—	752,622	—	752,622
District of Columbia	—	106,042	—	106,042
Florida	—	3,489,462	—	3,489,462

44	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Georgia	$—	$1,903,058	$—	$1,903,058
Illinois	—	2,529,876	—	2,529,876
Indiana	—	80,216	—	80,216
Kentucky	—	333,444	—	333,444
Louisiana	—	421,900	—	421,900
Maine	—	5,012	—	5,012
Maryland	—	613,250	—	613,250
Massachusetts	—	414,655	—	414,655
Michigan	—	1,731,495	—	1,731,495
Minnesota	—	577,055	—	577,055
Mississippi	—	346,068	—	346,068
Missouri	—	868,960	—	868,960
Nevada	—	200,344	—	200,344
New Hampshire	—	494,189	—	494,189
New Jersey	—	420,176	—	420,176
New York	—	794,886	—	794,886
North Carolina	—	821,383	—	821,383
Ohio	—	557,608	—	557,608
Oklahoma	—	213,482	—	213,482
Oregon	—	762,753	—	762,753
Pennsylvania	—	1,406,649	—	1,406,649
Rhode Island	—	810,521	—	810,521
South Carolina	—	611,360	—	611,360
South Dakota	—	890,950	—	890,950
Tennessee	—	404,719	—	404,719
Texas	—	1,846,240	—	1,846,240
U.S. Possessions	—	2,706,982	—	2,706,982
Vermont	—	1,167,363	—	1,167,363
Washington	—	145,536	—	145,536
Wisconsin	—	1,657,410	—	1,657,410

Total Assets	$—	$43,769,885	$—	$43,769,885

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

45	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012		Period Ended September 30, 2011[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	2,484,612	$31,741,213	1,001,923	$12,272,361
Dividends and/or distributions reinvested	37,274	477,728	2,854	35,281
Redeemed	(1,042,505)	(13,355,745)	(42,960)	(527,545)

Net increase	1,479,381	$18,863,196	961,817	$11,780,097

Class C
Sold	742,499	$9,489,604	92,237	$1,129,019
Dividends and/or distributions reinvested	7,354	94,323	334	4,138
Redeemed	(67,301)	(861,748)	(12,199)	(147,934)

Net increase	682,552	$8,722,179	80,372	$985,223

Class Y
Sold	156,926	$2,008,312	35,563	$434,268
Dividends and/or distributions reinvested	2,474	31,797	205	2,545
Redeemed	(26,507)	(341,798)	(16,565)	(205,606)

Net increase	132,893	$1,698,311	19,203	$231,207

1. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

2. The Fund sold 8,217 shares of Class A at a value of $100,000 and 82 shares each of Class C and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on November 17, 2010. These amounts are not reflected in the table.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$23,942,877	$2,963,194

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

46	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 28, 2012, the Fund paid $12,452 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 28, 2012 were as follows:

Class C	$81,751

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund

47	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 28, 2012	$24,800	$—	$2,296

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the year ended September 28, 2012, the Manager reimbursed $42,757, $17,647 and $2,716 for Class A, Class C and Class Y shares, respectively.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to December 1, 2011. Effective December 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse

48	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1979% as of September 28, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 28, 2012 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 28, 2012, the Fund had borrowings outstanding at an interest rate of 0.1979%. Details of the borrowings for the year ended September 28, 2012 are as follows:

Average Daily Loan Balance	$244,262
Average Daily Interest Rate	0.267%
Fees Paid	$6,593
Interest Paid	$619

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained

49	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously.

50	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

51	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Intermediate Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Intermediate Term Municipal Fund, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from December 6, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 28, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Intermediate Term Municipal Fund as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from December 6, 2010 (commencement of operations) to September 30, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

52	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

CREDIT ALLOCATION    Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of September 28, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of September 28, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO-Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	1.3%	0.0%	1.3%
AA	28.9	0.0	28.9
A	46.8	2.9	49.7
BBB	18.5	1.6	20.1

Total	95.5%	4.5%	100.0%

53	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended September 28, 2012 are eligible for the corporate dividend-received deduction. 96.99% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact

55	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load intermediate municipal debt funds. The Board noted that the one-year and since inception performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate municipal debt funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses so that the “Total Annual Fund Operating Expenses,” excluding the interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. This fee waiver and expense limitation may not be amended or withdrawn until one year after the date of the prospectus. The Board noted that the Fund’s actual management fees were lower than its peer group median its peer group average. The Fund’s contractual management fees and total expenses were higher than its peer group median and its peer group average.

56	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

57	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

58	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2008) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2008) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

59	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Matthew P. Fink, Trustee (since 2008) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2008) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2008) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2008) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2008) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2008) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2008) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2008) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2008) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2008) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2008) Age: 36	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Associate Portfolio Manager of the Manager (January 2008-November 2010). Research analyst of the Manager (April 2006-December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Manager (May 2006-January 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2008) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since June 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS    Unaudited / Continued

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER® INTERMEDIATE TERM

MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

65	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

66	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

67	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,500 in fiscal 2012 and $26,000 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2012 and $2,619 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $1,800 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $777,830 in fiscal 2012 and $158,319 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/12/2012